Exhibit 10.14

AMENDMENT NO. 1 TO

FUNKO ACQUISITION HOLDINGS, L.L.C.

2015 OPTION PLAN

April 27, 2017

RECITALS

WHEREAS, Funko Acquisition Holdings, L.L.C., a Delaware limited liability company (the “Company”) entered into that certain 2015 Option Plan (the “Plan”), as adopted by the Board of Directors (the “Board”) on October 30, 2015;

WHEREAS, the Board has authority to amend the Plan pursuant to Section 4 of Article III of the Plan, subject to the restrictions set forth therein; and

WHEREAS, the Board has adopted this Amendment (this “Amendment”) to the Plan, as set forth below, pursuant to a Written Consent of the Board, dated as of even date herewith.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants set forth herein, the undersigned hereby certifies that the Plan is amended as follows:

1. Section 3(a) of Article I of the Plan is hereby amended and restated in its entirety as follows:

“(a) Number of Units. Subject to the provisions of this Paragraph 3, the number of Units which may be issued pursuant to all Options is 3,449.7059 Units.”

2. Except as set forth in this Amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.

3. From and after the execution of this Amendment, any reference to the Plan shall be deemed to be a reference to the Plan as amended by this Amendment.

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Plan effective the date first set forth above.

FUNKO ACQUISITION HOLDINGS, L.L.C.

By:	/s/ Russell Nickel
Name:	Russell Nickel
Title:	Chief Financial Officer